Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events.
Subsequent events

18. Subsequent Events

On February 13, 2025, Ardmore announced that its Board of Directors declared a cash dividend of $0.08 per common share for the quarter ended December 31, 2024. The cash dividend of approximately $3.2 million will be paid on March 14, 2025, to all common shareholders of record on February 28, 2025.